EATON VANCE STRATEGIC INCOME FUND
                            SUPPLEMENT TO PROSPECTUS
                                      DATED
                                 MARCH 1, 1999


The following replaces the Annual Total Return table under "Performance Information" on page 3 of the prospectus:

                                                            One       Five     Life of
  Average Annual Total Return as of December 31, 1998      Year      Years       Fund
----------------------------------------------------------------------------------------
  Class A Shares                                            -2.5%     6.3%       6.0%
  Class B Shares                                            -2.8%     6.9%       6.6%
  Class C Shares                                             0.9%     7.5%       6.8%
  Lehman Aggregate Bond Index                                8.7%     7.3%       8.8%
  Composite of Lipper Fund Category Averages                 1.5%     3.7%       3.7%


These returns reflect the maximum sales charge for Class A (4.75%) and any applicable CDSC for Class B and Class C. The Class A and Class C performance shown above for the periods prior to January 23, 1998 and May 25, 1994, respectively, is the performance of Class B shares, adjusted for the sales charge that applies to Class A or Class C shares (but not adjusted for any other differences in the expenses of the classes). The Class B shares commenced operations on November 26, 1990. Life of Fund returns are calculated from November 30, 1990.

The Lehman Aggregate Bond Index is an unmanaged, broad-based index containing only investment grade fixed-income securities traded in the United States. Securities are included in this Index without regard to their duration; however, the duration of the Fund's portfolio was restricted to a maximum effective dollar weighted average maturity of not more than three years until March 1, 1997. The Composite of Lipper Fund Category Averages reflects the average of the total returns of mutual funds included in the same fund category as this Fund. The fund categories are established by Lipper Analytical Services, Inc., an organization that compiles mutual fund performance. Funds within a category have similar investment policies. The Composite is provided because the Fund changed its policies on March 1, 1997 to eliminate the requirement that the Fund invest in a portfolio with a effective dollar weighted average maturity of not more than three years. In connection with this policy change, the Fund's Lipper category also changed. The Composite is based on the average total returns of funds in the Lipper Short World Multi-Market Income Funds category from November 30, 1990 until March 1, 1997 (when the Fund's duration policy changed) and is based on the average total returns of funds in the Lipper Multi-Sector Income Funds category thereafter. Investors cannot invest directly in an Index or Lipper Category. (Source: Lipper, Inc.)

March 16, 1999                                                        SIPS